FIRST AMENDMENT TO CHANGE OF CONTROL AGREEMENT
THIS FIRST AMENDMENT TO CHANGE OF CONTROL AGREEMENT (this “Amendment”) is made effective as of the 1st day of January, 2019, (the “Effective Date”) by and between HEARTLAND FINANCIAL USA, INC., a Delaware corporation, (the “Company”) and ________________________ (the “Employee”).
RECITALS
A. The Employee is currently serving as an employee of the Company or one of its affiliates.
B. The Company and Employee have an existing Change of Control Agreement dated ________________ (the “Original Agreement”).
C. The Company and Employee wish to amend certain terms of the Original Agreement.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter contained, it is covenanted and agreed by and between the parties hereto as follows:
1.Severance Amount. Section 2.F of the Original Agreement is deleted in its entirety and replaced with the following:
2. F. “Severance Amount” shall mean an amount equal to __________________ (___) times the Employee’s Base Compensation.
2.All Other Terms Remain. All terms of the Original Agreement, other than those specifically modified by this Amendment, shall remain in full force and effect.
****** remainder of page intentionally left blank ******

Change In Control Amendment Effective 010119

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the day and year first written.

HEARTLAND FINANCIAL USA, INC.

By:           ___________
        Deborah Deters     [Insert Employee Name]
 EVP, Chief Human Resources Officer